SUPPLEMENT DATED JANUARY 10, 2002 TO

PROSPECTUS DATED MAY 1, 2002

SINGLE PREMIUM SINGLE LIFE and JOINT And LAST SURVIVOR VARIABLE LIFE  INSURANCE POLICY

ISSUED BY

GE LIFE AND ANNUITY ASSURANCE COMPANY

THROUGH ITS

GE LIFE & ANNUITY SEPARATE ACCOUNT III

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Charges And Deductions section of your prospectus is amended by adding the following provision immediately after the Cost of Insurance provision and immediately preceding the Surrender Charge provision:

Allocation Of Charges Option

You have the option to provide us with written instructions to re-direct the deduction of your Policy’s charges that are assessed on a monthly basis to specified Subaccount(s) and/or the Guarantee Account. If you do not provide us with written instructions, or if the assets in any of the specified Subaccount(s) or the Guarantee Account are insufficient to pay the charge as requested, the charges will then be deducted as described previously in this section.